Exhibit 99.1

System1 Announces First Quarter 2026 Financial Results

•Revenue of $37.2 million
•GAAP Gross Profit of $23.3 million, Margin of 63%
•Adjusted Gross Profit of $28.2 million, Margin of 76%
•GAAP Net Loss of $57.6 million
•Adjusted EBITDA of $2.7 million

LOS ANGELES, CA – May 12, 2026 – System1, Inc. (NYSE: SST) ("System1" or the "Company"), which operates flagship internet utilities including CouponFollow, MapQuest, and Startpage.com, and a best-in-class customer acquisition and marketing platform powered by artificial intelligence, today announced its financial results for the first quarter of 2026.

"This quarter marked an important reset for System1 as we narrowed our focus to where we see the greatest opportunities to win: the intersection of AI and consumer intent," commented Michael Blend, System1’s Co-Founder & Chief Executive Officer. "With our best-in-class marketing platform and category-leading offerings, System1 is uniquely equipped to thrive as AI agents become a primary interface for shopping, search and travel. We are agile, focused, and ready to lead in the AI-driven future."

Tridivesh Kidambi, Chief Financial Officer of System1, added, "The actions we took this quarter are expected to deliver meaningful cost savings, while also improving our financial profile going forward. We also continue to make meaningful progress on right-sizing our capital structure, which we believe will give us greater flexibility to invest across our highest-return opportunities. We view this past quarter as a clear inflection point for both the year ahead and the future for our businesses, and we are well-positioned to drive stronger operating performance and long-term shareholder value."

Note: Adjusted Gross Profit and Adjusted EBITDA are non-GAAP metrics that are defined and reconciled at the end of this release.

First Quarter 2026 Highlights
•Significantly reduced our marketing activities for search monetization during the quarter to enable the Company to operate with greater focus, improved execution and adopt a lower go-forward cost structure.
•CouponFollow.com further enhanced its Content Management System with AI-powered tools, delivering fresher content, smarter code testing, and higher-quality coupons to help users save more time and money.
•Startpage.com continued to add key features to its core consumer experience, including sports updates as well as flight status and booking functionality.
•MapQuest.com delivered year-over-year organic traffic growth of 14%, and site-wide revenue growth of 23%, driven by several product releases focused on optimizing the consumer experience.

About System1, Inc.

System1 operates flagship internet utilities including CouponFollow, MapQuest, and Startpage.com, and a best-in-class marketing platform powered by artificial intelligence, enabling third party publishers to monetize and maximize the value of user traffic across a wide range of advertising category verticals. For more information, visit www.system1.com.

Cautionary Statement Regarding Forward-Looking Statements

This press release includes "forward-looking statements" within the meaning of the "safe harbor" provisions of the United States Private Securities Litigation Reform Act of 1995, particularly any statements or materials regarding System1’s future results. Forward-looking statements include, but are not limited to, statements regarding System1 or its management team’s expectations, hopes, beliefs, intentions or strategies regarding the future. In addition, any statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. The words "anticipate," "believe," "continue," "could," "estimate," "expect," "intend," "may," "might," "plan," "possible," "potential," "predict," "project," "should," "would" and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking.

These forward-looking statements involve a number of risks, uncertainties (some of which are beyond our control) or other assumptions that may cause System1’s actual financial results or operating performance to be materially different from those expressed or implied by these forward-looking statements. Readers or users of this press release should evaluate the risk factors summarized below, which summary list is not exclusive. Readers or users of this press release should also carefully review the "Risk Factors" and other information included in our Annual Report on Form 10-K for the fiscal year ending December 31, 2025, as well as our Form 10-Qs, Form 8-Ks and other reports filed with the Securities and Exchange Commission (the "SEC") from time to time. Please refer to these SEC filings for additional information regarding the risks and other factors that may impact System1’s business, prospects, financial results and operating performance.

Such risks, uncertainties and assumptions include, but are not limited to: (1) our ability to maintain our key relationships with network partners and advertisers, including our monetization arrangements; (2) our ability to collect, process, effectively utilize and safely store the first party data that we obtain through our services; (3) the performance of our marketing platform; (4) changes in customer demand for our services and our ability to quickly adapt to such changes; (5) our ability to maintain and attract consumers and advertisers in the face of changing economic or competitive conditions; (6) our ability to improve and maintain adequate internal control over financial reporting and remediate identified material weaknesses; (7) our ability to successfully source and complete acquisitions and to integrate the operations of companies System1 acquires; (8) our ability to raise financing in the future as and when needed or on market terms; (9) our ability to compete with existing competitors and the entry of new competitors in the market; (10) changes in applicable laws or regulations impacting the business in which we operate and our ability to maintain compliance with the various laws that our business and operations are subject to; (11) our ability to protect our intellectual property rights; (12) our integration of new and developing technologies, including the adoption of AI and machine learning technologies; and (13) substantial doubt about our ability to continue as a going concern; and (14) other risks and uncertainties indicated from time to time in our filings with the SEC. The foregoing list of factors is not exclusive.

Should one or more of these risks or uncertainties materialize, they could cause our actual results to differ materially from any forward-looking statements contained in this press release. System1’s independent auditors have not audited, reviewed, compiled or performed any procedures with respect to the forward-looking statements for the purpose of their inclusion in this press release, and accordingly, do not express an opinion or provide any other form of assurance with respect thereto for the purpose of this press release. System1 will not undertake any obligation to update or revise any forward-looking statements whether as a result of new information, future events or otherwise. You should not take any statement regarding past trends or activities as a representation that such trends or activities will continue in the future. Accordingly, you should not put undue reliance on these statements.

Non-GAAP Measures: Adjusted Gross Profit and Adjusted EBITDA

Adjusted Gross Profit and Adjusted EBITDA are non-GAAP financial measures and represent key metrics used by System1's management and board of directors to measure the operational strength and performance of its core business, to establish budgets, and to develop operational goals for managing its business. Adjusted Gross Profit is defined as gross profit plus depreciation and amortization related to cost of revenues. Adjusted EBITDA is defined as net income (loss) before interest expense, income taxes, depreciation and amortization expense, impairment expense, stock-based compensation expense, deferred compensation, gain (loss) on extinguishment of debt, non-cash revaluation of warrant liability and acquisition and restructuring costs.

System1 believes Adjusted Gross Profit and Adjusted EBITDA are relevant and useful metrics for investors because it allows investors to view performance in a manner similar to the method used by management. There are limitations on the use of Adjusted Gross Profit and Adjusted EBITDA and it may not be comparable to similarly titled measures of other companies. Other companies, including companies in System1's industry, may calculate non-GAAP financial measures differently than System1 does, limiting the usefulness of those measures for comparative purposes.

Adjusted Gross Profit should not be considered a substitute for gross profit. Adjusted EBITDA should not be considered a substitute for income (loss) from operations, net income (loss), or net income (loss) attributable to System1 on a consolidated basis that System1 reports in accordance with GAAP. Although System1 uses Adjusted Gross Profit and Adjusted EBITDA as financial measures to assess the performance of its business, such use is limited because it does not include certain costs necessary to operate System1's business. System1's presentation of Adjusted Gross Profit and Adjusted EBITDA should not be construed as indications that its future results will be unaffected by unusual or nonrecurring items.

Exhibit 99.1

Unaudited Condensed Consolidated Statements of Operations
(In thousands)

	Three Months Ended March 31,
	2026	2025
Revenue	$37,234	$74,513
Operating expenses:
Cost of revenue	13,860	46,077
Salaries and benefits	20,800	24,988
Selling, general, and administrative	16,789	16,574
Impairment of long-lived assets	36,822	—
Total operating expenses	88,271	87,639
Operating loss	(51,037)	(13,126)
Other expense:
Interest expense, net	6,629	7,085
Change in fair value of warrant liabilities	—	32
Total other expense, net	6,629	7,117
Loss before income tax	(57,666)	(20,243)
Income tax benefit	(75)	(387)
Net loss	(57,591)	(19,856)
Less: Net loss attributable to non-controlling interest	(10,524)	(3,973)
Net loss attributable to System1, Inc.	$(47,067)	$(15,883)

Exhibit 99.1

Unaudited Condensed Consolidated Balance Sheets
(In thousands, except for par values)

	March 31, 2026	December 31, 2025
ASSETS
Current assets:
Cash and cash equivalents	$51,514	$86,887
Restricted cash, current	500	1,243
Accounts receivable, net	53,257	57,289
Prepaid expenses and other current assets	6,468	4,061
Total current assets	111,739	149,480
Restricted cash, non-current	379	379
Property and equipment, net	1,459	1,562
Internal-use software development costs, net	13,897	13,672
Intangible assets, net	101,358	148,089
Goodwill	82,407	82,407
Operating lease right-of-use assets	8,722	9,120
Other non-current assets	364	263
Total assets	$320,325	$404,972
LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
Accounts payable	$14,290	$22,016
Accrued expenses and other current liabilities	33,278	46,277
Operating lease liabilities, current	1,467	1,427
Debt, net	76,816	76,718
Total current liabilities	125,851	146,438
Operating lease liabilities, non-current	7,753	8,183
Long-term debt, net	221,648	228,399
Deferred tax liability	3,549	4,013
Other non-current liabilities	548	520
Total liabilities	359,349	387,553
Stockholders' equity:
Class A common stock - $0.0001 par value; 500,000 shares authorized, 8,302 and 8,225 Class A shares issued and outstanding as of March 31, 2026 and December 31, 2025, respectively	1	1
Class C common stock - $0.0001 par value; 25,000 shares authorized, 1,813 and 1,813 Class C shares issued and outstanding as of March 31, 2026 and December 31, 2025, respectively	—	—
Additional paid-in capital	880,302	878,859
Accumulated deficit	(894,746)	(847,679)
Accumulated other comprehensive loss	(222)	(157)
Treasury stock, at cost - 190 and 137 shares as of March 31, 2026 and December 31, 2025, respectively	(759)	(557)
Total stockholders' equity attributable to System1, Inc.	(15,424)	30,467
Non-controlling interest	(23,600)	(13,048)
Total stockholders' equity	(39,024)	17,419
Total liabilities and stockholders' equity	$320,325	$404,972

Exhibit 99.1

The following table reconciles Revenue to Gross Profit and Adjusted Gross Profit for the periods presented (in millions):

	Three Months Ended March 31,
	2026	2025
Revenue	$37.2	$74.5
Less: Cost of revenue	(13.9)	(46.1)
Gross profit	23.3	28.4
Add: amortization included in cost of revenue	4.9	13.1
Adjusted Gross Profit	$28.2	$41.5

Exhibit 99.1

The following table reconciles net loss to Adjusted EBITDA for the periods presented (in millions):

	Three Months Ended March 31,
	2026	2025
Net loss	$(57.6)	$(19.9)
Adjustments:
Income tax benefit	(0.1)	(0.4)
Interest expense	6.6	7.1
Depreciation and amortization	12.1	20.5
Impairment of long-lived assets	36.8	—
Other expense	(0.1)	—
Stock-based compensation & distributions to members	1.3	2.7
Acquisition and restructuring costs	3.7	2.1
Adjusted EBITDA	$2.7	$12.1

Investors:
System1 Investor Relations
ir@system1.com